UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

INCARA PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	56-1953785
(State of incorporation or organization)	(I.R.S. Employer Identification Number)

79 T. W. Alexander Drive, 4401 Research Commons, Suite 200, Research Triangle Park, NC	27709-4287
(Address of principal executive offices)	(Zip code)

Incara, Inc

(Former name of registrant)

If this form relates to the registration of a class of securities pursuant to section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.    ☐

If this form relates to the registration of a class of securities pursuant to section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.    ☒

Securities Act registration statement file number to which this form relate:

not applicable (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
None	None

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001 par vale per share

(Title of class)

Item 1.	Description of Registrant’s Securities to be Registered.

Incorporated by reference to the section entitled “Description of Capital Stock” in the Proxy Statement – Prospectus contained in Registrant’s Registration Statement on Form S-4 (No. 333-108936) (the “Form S-4”).

Item 2.	Exhibits

The following exhibits are filed as part of this registration statement:

*1. Certificate of Incorporation of Registrant, as currently in effect.

**2. Bylaws of Registrant, as currently in effect.

*	Incorporated by reference to Appendix B to the Proxy Statement – Prospectus (the “Prospectus”) contained in the Form S-4.
**	Incorporated by reference to Appendix C to the Prospectus contained in the Form S-4.

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

INCARA PHARMACEUTICALS CORPORATION

Date: November 21, 2003	By:	/s/ Clayton I. Duncan

Clayton I. Duncan, President and Chief Executive Officer

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